Exhibit 99.1

A Company in Transition October 2022

2 Disclosure. Forward - Looking Statements This presentation contains forward - looking statements, including guidance for fiscal years 2022 and beyond, within the meaning o f Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward - looking statements ar e based on Limoneira's current expectations about future events and can be identified by terms such as "expect," "may," "anticipate," "intend," "sho uld be," "will be," "is likely to," "strive to," and similar expressions referring to future periods. Limoneira believes the expectations reflected in the forward - looking statements are reasonable but cannot guarantee future resul ts, level of activity, performance or achievements. Actual results may differ materially from those expressed or implied in the forward - looking statements. Therefo re, Limoneira cautions you against relying on any of these forward - looking statements. Factors which may cause future outcomes to differ materially from th ose foreseen in forward - looking statements include, but are not limited to: additional impacts from the current COVID - 19 pandemic, changes in laws, regulations, rules, quotas, tariffs and import laws; weather conditions that affect production, transportation, storage, import and export of fresh product; increased press ure from crop disease, insects and other pests; disruption of water supplies or changes in water allocations; pricing and supply of raw materials and products; mar ket responses to industry volume pressures; pricing and supply of energy; changes in interest and currency exchange rates; availability of financing for land dev elopment activities; political changes and economic crises; international conflict; acts of terrorism; labor disruptions, strikes or work stoppages; loss of im portant intellectual property rights; inability to pay debt obligations; inability to engage in certain transactions due to restrictive covenants in debt instrumen ts; government restrictions on land use; and market and pricing risks due to concentrated ownership of stock. Other risks and uncertainties include those that are des cri bed in Limoneira's SEC filings which are available on the SEC's website at http://www.sec.gov .. Limoneira undertakes no obligation to subsequently update or revise the forward - looking statements made in this presentation, except as required by law. Non - GAAP Financial Measures Due to significant depreciable assets associated with the nature of the Company's operations and interest costs associated wi th its capital structure, management believes that earnings before interest, income taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA, which exc lud es loss on stock in Calavo and sale and disposable of property assets when applicable, is an important measure to evaluate the Company's results of operatio ns between periods on a more comparable basis. Such measurements are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP" ) a nd should not be construed as an alternative to reported results determined in accordance with GAAP. The non - GAAP information provided is unique to the Com pany and may not be consistent with methodologies used by other companies. EBITDA and adjusted EBITDA are summarized and reconciled to net (loss) in come attributable to Limoneira Company, which management considers to be the most directly comparable financial measure calculated and presented i n a ccordance with GAAP.

Limoneira is an agricultural and development company that seeks to not only maximize value for its customers and shareholders, but to enhance its legacy as a steward of both its natural and human resources. To that effect, Limoneira employs sustainable practices in all aspects of operations.

8,500 U.S. FRUIT - BEARING ACRES 1 4 Founded in 1893, Limoneira is Well - Positioned for Continued Global Expansion and Move to an Asset Light Business Model. Year - round global supplier of citrus that eliminates seasonality for customers Real Estate Development Project expected revenue during the next five fiscal years, beginning in fiscal year 2022 $95 M + Business Venture 365 / 24 / 7 Agricultural Land and Water Assets of non - agricultural real estate assets either currently being developed or available for future monetization 600 ACRES of land assets with owned water rights, usage rights, and pumping rights 28,000+ ACRE FEET of rich agricultural lands and water assets in California, Arizona, Chile and Argentina 15,400 ACRES with an additional 1,000 acres throughout California and Arizona estimated to become fruit - bearing over the next four years

Experienced Senior Management Team. Harold Edwards President / CEO Mark Palamountain Chief Financial Officer John Carter Vice President of Sales 32 years industry experience Joined Limoneira in 2003 Member of one of the farming families associated with the Company over its long history 24 years finance experience Joined Limoneira in 2012 Promoted to CFO in January 2018 17 years sales experience Joined Limoneira in 2010 Promoted to Vice President of Sales in December 2018 Broadpoint.Capital 5

2 3 4 1 6 Updated Strategic Objectives and Priorities. Expanding One World of Citrus ™ Asset Light Business Model Improving ESG Efforts Unlocking Market Value of Non - Strategic Assets Real Estate Developments

Reduce debt and right - size the balance sheet 7 Expected Outcomes of Updated Strategic Objectives and Priorities. Increase EBITDA and Dividend Per Share Transition One World of Citrus™ to an “asset light” model Improve Return on Invested Capital (ROIC) Improve consistency of earnings 1 4 3 5 6 Streamline operations and sell non - strategic assets 2

Profits from sale of non - essential assets and real estate development will be used to reduce existing debt, fund acquisitions, as investment to increase farming efficiencies and to expand packing capabilities 8 Future Conversion of Select Non - Core Land.

9 Future Asset Monetization. $150 Million of Near - Term Asset Sales Have Been Identified: Commercial Property in Harvest at Limoneira Close expected on October 31, 2022 Oxnard Lemon Property Close expected on October 31, 2022 Santa Maria Properties Close expected on December 31, 2022 Northern Agricultural Properties Close TBD Windfall Farms Close TBD Southern Hemisphere Agricultural Assets Close TBD

10 Three Primary Drivers Fueling Long - Term Growth. Non - Core Revenue Stream Citrus Real Estate Avocados Identified $150M of near - term assets for sale Packaging Line Efficiencies, Productivity, and International Investment To Drive Stable Earnings Growth and Provide Operational Leverage 5 Year Plan: 25% Full Integration, 55% Grower Partner and 20% Agency / Brokerage Core Operating Business Revenue Streams Growing Packing Marketing / Distribution

Expanding One World of Citrus 1 ™

Year - round global supplier of citrus that eliminates seasonality for customers. 12 Lemons Avocados Oranges Global End Markets DAYS PER YEAR DAYS PER WEEK HOURS PER DAY 300k MEXICAN & SOUTH AFRICAN SOURCED GROWERS 365 / 24 / 7 6.2M CARTONS OF FRESH LEMONS SOLD IN 2021 1 Billion Lemons

Our three pronged operating model helps fulfill end customer’s fruit needs 13 Providing a Critical Link Between Highly Fragmented Citrus & Avocado Growers and Diverse End Markets. Growing Packing Marketing / Distribution Fruit grown , packed and marketed / distributed by LMNR 2022 Source Volume: Target Source Volume: 43% Grower Partner 43% Full Integration Full Integration Grower Partner Agency / Brokerage Third party fruit packed and marketed / distributed by LMNR Third party fruit marketed / distributed by LMNR 14% Agency / Brokerage 25% Full Integration 55% Grower Partner 20% Agency / Brokerage

14 Move to Increase Asset Light Volume Expected to Lead to Margin Expansion. Inflationary cost pressure Oversupply, commodity pricing

15 Move to Increase Asset Light Volume Expected to Lead to Margin Expansion. Grower Partner packing and marketing / distribution margin is $2.00 per carton Agency / Brokerage marketing / distribution margin is 8% of sale price, with target of $1.50 to $2.50 per carton margin Grower Partner and Agency / Brokerage fruit eliminates volatility and tie to commodity pricing No cost to expand Grower Partner and Agency / Brokerage

A Vertically Integrated Player Within a Highly Fragmented Space.

~13%

OF TOTAL U.S. LEMON CROP MARKETED AND DISTRIBUTED IN 2020 WERE LIMONEIRA LEMONS

LIMONEIRA

COMPARED TO **~4%** IN **2011**
UP **228%**

Limoneira Delivers	Limoneira's Vertical Integration & Scale Enable
High-quality products	Increased operating leverage and flexibility
Integrated farm-to-customer supply chain	
Low-cost production	Enhanced customer service and satisfaction
Diverse global sourcing and distribution network	
Superior product mix	Higher growth and margins
Global scale and customer base	

16 LIMONEIRA®

Limoneira processes, packages, ships, markets and distributes lemons from its farms and other growers. 17 A Hub of Key Services to a Growing Portion of the Global Lemon Industry. 4.2 M USA LEMON CARTON ACTUALS FY21 2.1 M 2.1 M 2.0 M International* 1.2M 800k Limoneira grown lemons Grower partners using Limoneira hub services * International includes Chile, Argentina, Mexico and South Africa

Transformed Our Packing Facility Into a Highly Automated Packing Platform.



Current Packing Facility

14% more lemons packed

25% increase in third-party packings

$29M was spent modernizing and streamlining facilities to be state-of-the-art (in 2016)

3X amount of fruit processed in same amount of time

70% of pre-existing labor needed in current packinghouse

TODAY

TARGETED GROWTH AREAS IN AUTOMATED PACKING



Facilities are currently operating at

~70% capacity

Now able to grow through additional packing of third-party fruit or Limoneira citrus.



All Limoneira avocados, oranges and specialty crop are sold to packinghouses and processors in the U.S.

18

LIMONEIRA

19 Expect Long - Term Increase in Global Demand for Fresh Citrus. $94 $104 $150 $138 $143 $143 2017 2018 2019 2020 2021 LTM 3Q22 LEMON REVENUE ORANGE & SPECIALTY CITRUS REVENUE $12 $14 $11 $14 $12 $14 2017 2018 2019 2020 2021 LTM 3Q22 7 % of 2021 agricultural revenue 89% of 2021 agricultural revenue Dollars in Millions Dollars in Millions

Expect Long-Term Growth in Avocados.


REVENUE
Dollars in Millions
$10
$7
$5
$9
$7
$17
2017
2018
2019
2020
2021
LTM 3Q22

The California avocado crop typically experiences alternating years of high and low production due to plant physiology.

The California avocado crop experienced extreme heat in FY18, which caused minimal contribution in FY19, but normal production capacity resumed in FY20. The California avocado crop experienced a lack of rainfall in FY21, which reduced the overall size of the actual avocado fruit pieces.

Sources: US Department of Agriculture; Economic Research Service; 2019 per capita availability: fresh fruit, ers.usda.gov, October 2020



Avocado Highlights
4% of 2021 agricultural revenue
2.2% U.S. Market Share one of the largest growers
800 planted acres
800 current producing acres
98% Hass avocados
Exploring packing and marketing / distribution

20
LIMONEIRA®

2 Unlocking Market Value of Balance Sheet Assets

22 $150 Million of Near - Term Asset Sales Have Been Identified. AS OF AUGUST 31, 2021 ACRES FMV 1 NET BOOK VALUE Real estate assets 600 $100M – $150M $87M Agricultural assets (land, buildings, orchards, water) 15,400 $475M – $600M $245M Other assets $25M – $30M $19M Less estimated current debt ($130M) ($130M) NET ASSET VALUE *Pre - Tax $470M – $650M $221M NET ASSET VALUE PER SHARE *Based on 18,393,192 Shares Outstanding $25.50 – $36.25 $12.00 (1): Fair Market Value (“FMV”) of Real Estate Assets is not a GAAP financial measure and should not be considered as an alter nat ive to net book value of real estate assets, the most directly comparable financial measure calculated and presented in accordance with GAAP. FMV is estimated as a set of value ranges from recent comparable sales in each region the company owns real estate assets.

Holding Significant Valuation in Ownership Over Water Rights.

Water Assets

~28,000+	$10k–$40k	5.9%
ACRE FEET OF OWNED WATER RIGHTS	PER ACRE FOOT	SOUTHERN CALIFORNIA WATER PRICE ESCALATION
Water rights, usage rights, and water pumping rights associated with Limoneira land	Range of recent water rights sales in CA/AZ	Compounded annually since 1974

Substantial investments made in water companies to support and exceed farming needs

Colorado River Class 3 Water Rights (12k acre feet)
Santa Paula Basin – Adjudicated Pumping Rights (10k+ acre feet)
Fillmore Basin – Unadjudicated Pumping Rights
San Joaquin Valley Water Rights
Cadiz Water Rights

23
LIMONEIRA®

24 Premium Land Owned in Central/Southern California, Arizona, Chile, Argentina, and a Variety of Commercial Properties. Land in Chile & Argentina Office Buildings District I, II & III Packinghouses Premium land Commercial property Premium land and commercial property assets La Serena, Chile Jujuy, Argentina Ducor, CA Poterville, CA Lindsay, CA Paso Robles, CA Santa Paula, CA Yuma, AZ

Real Estate Developments 3

Diversified Revenue Stream Includes Monetizing Non-Core Agribusiness Land.

Limoneira entered a partnership with the Lewis Group of Companies to develop "Harvest at Limoneira"— a residential and commercial real estate project.

Fiscal Year Residential Closings

2019	2020	2021
210	**144**	**232**

Nationally Recognized Homebuilder Partners

LENNAR | kb HOME | K. Hovnanian Homes | RICHMOND AMERICAN HOMES



Partnership cash distributions expected in FY22

Total cash distributions expected to be $95M+ over next five years from 1,500+ residential lots

PHASE 1: **COMPLETE**	HARVEST – AT LIMONEIRA –	**586** RESIDENTIAL UNITS CLOSED
PHASE 2: **ENTIRE PHASE UNDER NEGOTIATION**		**554** RESIDENTIAL UNITS

26

LIMONEIRA®

27 Harvest Medical Pavilion. EAST AREA 2 STRATEGICALLY LOCATED CLOSE TO HARVEST AT LIMONEIRA DEVELOPMENT PROJECT Provides upside to initial expected cash flow of $95 M + 32.5 ACRES OF EAST AREA 2 INTENDED FOR MEDICAL CAMPUS LOT 1 TO BE DEDICATED MEDICAL OFFICE BUILDINGS LOT 2 TO AN ACUTE CARE HOSPITAL Phase 1 includes Phase 1 Entered into letter of intent with Pacific Coast Investments, Inc. on July 14, 2021

28 Harvest at Limoneira .. CURRENT HARVEST AT LIMONEIRA CASH FLOW PROJECTIONS Fiscal Years 2022E 2023E 2024E 2025E 2026E Total Annual Projected Distribution $8M $15M $27M $30M $15M PROJECT STATUS Cash Flow Potential Approximately $115M over the life of the project (of which $20M has already been received) Lot Sales 586 lot closings and GAAP Earnings to date Acres 550 Total Expected Units 1,500 units (potential for increased units)

4 ESG Efforts

30 Invest in regenerative agricultural practices Invest Focus on sustainability Focus Evolve governance structure Evolve Limoneira remains committed to enhancing and improving ESG scores Continued Commitment to Improve ESG Scores. Expand Expand relationship with Agromin

31 Evolution of Board Structure and Composition to Enhance Effectiveness. Evolving Governance Structure 1 2 3 4 New committee leadership to affect positive change Key Milestones Establishing best governance practices 1 2 3 4 5 Unanimous board approval of strategic plan and ESG initiatives Elizabeth Mora appointed to oversee Nominating & Corporate Governance Committee; more than 10 years of public company experience 360 annual board assessment underway Edgar Terry appointed to lead Risk Management Committee; focused on ESG, Cyber and aligning risks commensurate with new road map strategy Scott Slater appointed Chairperson of the Board; experienced public company CEO with keen understanding of aligning pay and performance Focusing on inclusivity Seeking to maintain core competencies consistent with strategic direction

Limoneira addresses water scarcity and potential negative impacts on community water resources by maintaining a careful balance between water demand and supply — and by driving efficiencies in water use. 32 Innovating New Methods of Protecting Water. Moisture sensors determine when trees need water and how much (i.e., when they reach full holding capacity), thus reducing run off and wasted water. Limoneira irrigates when trees need the water versus when water is provided by the irrigation company A series of gravity fed ponds that circulate and clean 30M gallons of water annually with natural vegetation, local plants and fine gravels. Use of Water Probes Introduction of a Natural Wastewater System INNOVATIVE MANAGEMENT PRACTICES & TECHNOLOGIES

Limoneira has been treading lightly on the land since its founding 129 years ago — long before sustainability entered the modern lexicon. 33 Commitment to ESG is Deeply Embedded in Culture. Investment in cutting - edge water management technology reduces water consumption in drought - prone enviornments Working with Associates Insectary since 1917 to minimize use of pesticides by releasing beneficial insects into orchards One of a few citrus fruit growers in the United States to be GLOBAL GAP certified from tree to truck. Pioneering Water Techniques Minimizing Pesticides GLOBAL GAP Certified Partnering with Agromin to repurpose Ventura County’s green waste to 100% power operations with clean and renewable energy by 2030 Diversifying Beyond Solar 20 - acre facility receives 200+ tons per day of organic green waste that would otherwise be transported to landfills Organic Green Waste 7 solar installations across operations producing 7M KW annually, enabling Limoneira to reduce 86,830 tons of CO2 over a 25 year period Solar Energy Production

34 Investing in the Power of People. One of the first agricultural employers to offer on - campus housing to their workers Donated over $2.5 million to support schools, community and industry organizations in Ventura, Santa Barbara, San Luis Obispo, and Tulare counties, and Yuma, Arizona Workforce Housing Community Support Rental Properties 245 FARM WORKER HOUSING UNITS 3% OF 2021 REVENUE Stable Tenant Base Majority of tenants are Company employees Attrition Mitigation Rental operations play important role in keeping a reliable workforce Steady Cash Flow Income from properties support expansion in citrus division Feeding Farmers Program run by Limoneira

Financial Performance & Outlook 6

Driving DPS Growth Through Increased Revenue and Operational Efficiencies. $112 $121 $129 $171 $165 $166 2016 2017 2018 2019 2020 2021 REVENUE ($M) $0.20 $0.22 $0.25 $0.30 $0.30 $0.30 2016 2017 2018 2019 2020 2021 DIVIDENDS PER SHARE Annual dividend has increased by over the past 5 years 50% +8.2% CAGR +8.4% CAGR 36

$112 $121 $129 $171 $165 $166 $178 2016 2017 2018 2019 2020 2021 LTM 3Q22 REVENUE ($M) $20 $19 $22 $4 $7 $9 2016 2017 2018 2019 2020 2021 LTM 3Q22 EBITDA ($M) 37 Positioned to Realize Financial Growth in FY 2022. The Company expects cartons of fresh lemons AND pounds of avocados in FY22 4.5 - 5.0M 6.0 - 7.0M ($7)

Positioned for Long Term Profitable Growth.

Projections

THE COMPANY EXPECTS TO RECEIVE

$95M+

from Harvest at Limoneira during next five fiscal years, beginning in FY22.

THE COMPANY HAS IDENTIFIED

$150M

of non-core assets for future sale.

1,000

Additional acres of non-bearing lemons estimated to become full bearing over the **next four years**

200

acres expected to become full bearing in **FY22**.

Anticipate additional acreage will increase domestic supply of Limoneira-owned lemons from 2020 level by ~50%

~1.3M

Additional fresh cartons

38 LIMONEIRA

Q&A